SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                September 5, 2001
                                 Date of Report
                       (Date of earliest event reported):



                            VIDKID DISTRIBUTION, INC.
              -----------------------------------------------------
                              (Name of registrant)


          Florida                    333-36666                65-0810941
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(State or other jurisdiction     (Commission File          (IRS Employer
     of incorporation)                Number)            Identification No.)


                             4950 West Prospect Road
                            Fort Lauderdale, FL 33309
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                    (Address of principal executive offices)


                                 (954) 745-0077
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               Registrant's telephone number, including area code:

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Pursuant to a Stock Exchange Agreement by and between Vidkid Distribution, Inc. ("VIDKID") and the shareholders of PriMed Technologies, Inc. ("PRIMED") dated August 31, 2001(the "Agreement"), VIDKID, a Florida corporation acquired in an exchange of shares all of the capital stock of PRIMED, a privately held healthcare provider company based in Deerfield, Florida from the shareholders of PRIMED.

PRIMED offers business-to-business medical practice management solutions to healthcare professionals that are designed to contain and control costs, as well as, improve the quality of administrative work flow.

Under the Agreement, VIDKID is issuing 11,550,000 shares of its common stock in exchange for each and every share of common stock of PRIMED. As a consequence of this exchange of shares, PRIMED becomes a wholly-owned subsidiary of VIDKID. The Agreement is subject to fulfillment of certain conditions prior to the closing.

Prior to the transaction, VIDKID had 2,637,500 shares of common stock issued and outstanding. Following the transaction, VIDKID has 14,187,500 shares of common stock issued and outstanding. A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

The consideration provided by the parties pursuant to the Agreement was negotiated between VIDKID and the former PRIMED shareholders. In evaluating the transaction, VIDKID used criteria such as the value of the assets of PRIMED, PRIMED's ability to compete in its markets and the current and anticipated business operations of PRIMED. Former PRIMED shareholders considered the value of VIDKID's status as a publicly reporting company.


ITEM 5. OTHER EVENTS.

On August 27, 2001, VIDKID authorized a two (2) for one (1) reverse stock split of the VIDKID's common stock which became effective prior to the closing of the agreement. Such reverse stock split has been retroactively reflected in all share and per share disclosure in Form 8-K.


Item 6. APPONTMENT OF NEW DIRECTORS

At the closing of the Agreement, a new board of directors will be elected and there will be a change of control of VIDKID.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements and Proforma Financial Information

            (i) and (ii) As of the date of filing the Current Report on Form 8K, it is impracticable for the Company to provide the financial statements and proforma financial information required by this Item 7. In accordance with the
Item 7 (a) (4) of Form 8K, such financial statements and proforma financial information will be filed by amendment to this Form 8K no later than 60 days after the date hereof.

      (b) The Exhibits to this Report are listed in the Exhibit Index set forth below.

      (c) EXHIBITS

          Exhibit       Description
          -------       ------------

          10.1 Stock Exchange Agreement Dated August 31, 2001 between VidKid Distribution, Inc. and PriMed Technologies, Inc.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  VIDKID DISTRIBUTION, INC.

                                                  By:    /s/  Steven Adelstein
                                                         -----------------------
                                                  Name:  Steven Adelstein
                                                  Title: President
Date  September 5, 2001